1 2021 KBW Virtual Winter Financial Services Symposium Virtual Meeting February 11 – 12, 2021

2 Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance and perceived opportunities in the market. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “project,” “forecasts,” “estimates” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, trends, uncertainties and factors that are beyond the Company’s control or ability to predict. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward- looking statements. The risks and uncertainties include, but are not limited to: the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization; possible further deterioration in economic conditions in our areas of operation; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

3 Presentation Index Company Overview Slide 4 Financial Highlights & Earnings Performance Slide 10 Loan Growth Trends Slide 15 Asset Quality Trends Slide 21 Favorable Deposit Trends Slide 27 Strong Franchise Value Slide 29 Appendix Slide 37

4 Company Overview

5 Bank of Hope’s Roots 41 Years of Service Beginning in Los Angeles (Established 1986 in Los Angeles) (Established 1980 in Los Angeles) (Established 1989 in Los Angeles) Asiana Bank Aug 2003 Innovative Bank Apr 2010 1st Merger of Equals Nov 2011 2nd Merger of Equals July 29, 2016 Saehan Bank Nov 2013 BankAsiana Oct 2013 Liberty Bank of New York May 2006 Mirae Bank Jun 2009 Foster Bank Aug 2013 Pacific International Bank Feb 2013

6 Company Profile Today  Only super regional Korean-American bank in the nation  3rd largest Asian-American bank in the U.S.1  6th largest bank headquartered in Los Angeles1  97th largest financial institution in the U.S.2  31st largest SBA lender in the country by volume3  Only Korean-American bank with presence in Korea  Only Korean-American bank (formerly known as BBCN Bank) ever to be listed on Forbes’ list of “Best Banks in America” since 2013  Leading national presence with full-service branch operations in 8 states (strategically located in high density Asian-American communities)  Presence in 3 additional states with specialized Loan Production Offices  Seasoned and experienced management and board 1 Source: S&P Global (formerly SNL) 2 Source: Federal Reserve Statistical Release as of September 30, 2020; Insured U.S.-chartered commercial banks ranked by consolidated assets 3 Source: SBA national lender rankings as of September 30, 2020 Hope Bancorp, Inc. (Holding Company of Bank of Hope as of 12/31/2020) Total Assets $17.1 billion Loans Receivable $13.6 billion Total Deposits $14.3 billion “We are committed to improving the value of our services as BANKERS, providing comprehensive financial solutions as EXPERTS, and being good NEIGHBORS that foster growth for our customers and communities.”

7 National Geographic Presence Illinois (4 branches) Southern California (27 branches + 1 residential mortgage LPO) Northern California (2 branches + 1 SBA LPO + 1 commercial lending LPO) Denver SBA LPO New York/ New Jersey (10 branches + 1 SBA LPO + 2 commercial lending LPOs) Seattle (3 branches + 1 SBA LPO + 1 commercial lending LPO) DC Metro (2 branches) Portland SBA LPO Alabama (1 branch) Atlanta SBA LPO Texas (4 branches + 2 SBA LPOs) Nationwide footprint with meaningful presence, providing full banking services to the largest Asian-American communities in the U.S.

8 Corporate Social Responsibility Highlights 1 OUT OF 2 Bank of Hope branches located in low-to-moderate income areas 450 HOURS 450 hours of CRA-reportable volunteer hours in 2020 (previously averaged 1,000 hours/year) $3.08 BILLION loans funded in 2020 $447 MILLION CRA-reportable small business lending in 2019 (expect $500+ for 2020) $10 MILLION donations and sponsorships over last 10 years $2.2 MILLION contributions to the Hope Scholarship Foundation since 2001 In addition to financing economic growth, we believe our responsibilities include helping the communities in which we live and work to grow and flourish through volunteerism and philanthropy.

9 Leadership We are proud to have one of the strongest leadership teams among Asian-American banks. Executive Leadership Kyu S. Kim Senior EVP, Eastern Regional President Jason Kim Senior EVP, Western Regional President Angelee Harris EVP, General Counsel Richard Marshall EVP, Credit Administration Daniel H. Kim EVP, Chief Strategy & Administrative Officer Young K. Lee EVP, Chief Human Resource Officer David P. Malone President & Chief Operating Officer, Bank of Hope Alex Ko EVP, Chief Financial Officer Hung Van EVP, Chief Information Officer Thomas Stenger EVP, Chief Risk Officer Peter Koh EVP, Chief Credit Officer David Song EVP, Credit Administration David W. Kim EVP, Midwest Regional President Craig Campbell EVP, Chief Corporate Banking Officer Kevin S. Kim Chairman, President & Chief Executive Officer, Hope Bancorp, Inc. Chairman & Chief Executive Officer, Bank of Hope Risk Management Business Leadership Operations Oversight

10 Financial Highlights & Earnings Performance

11 Q4 2020 Financial Highlights Earnings & Profitability Loan Production Asset Quality  Net interest income before provision for credit loss increased 3% to $120.8 million from $117.6 million for 3Q20, largely reflecting benefit of lower cost of deposits  Net interest margin expanded 11bps Q-o-Q benefiting from continued reduction in deposit costs and deployment of excess liquidity  Net income totaled $28.3 million, or $0.23 per diluted common share, compared with $30.5 million, or $0.25 per diluted common share, for 3Q20  Provision for credit losses of $27.5 million vs. $22.0 million for 3Q20, largely reflecting additional reserve build for hospitality portfolio  Noninterest expenses decreased 3% Q-o-Q and decreased as a percentage of average asset to 1.69% from $1.73% for 3Q20  New loan originations funded of $844 million in 4Q20, the highest quarterly production of 2020  Well diversified mix of originations with C&I representing 52%, CRE 40% and Consumer 8%  Loans receivable increased 3%, or 13.5% annualized  Nonperforming loans increased $17 million Q-o-Q, reflecting migration of 2 construction loans near completion, but exhibiting weakened conditions due in part to the pandemic  Criticized and classified loans increased $80 million Q-o-Q largely reflecting proactive identification of deteriorating financials of previously modified loans, as well as a $20 million relationship which the bank is exiting due to non-financial reasons  Net charge offs were minimal at $608,000, or 0.02% of average loans receivable annualized Deposits  Noninterest bearing deposits increased $326 million Q-o-Q and increased to 34% of total deposits from 32% at 9/30/2020  MMAs and NOW accounts increased $469 million Q-o-Q and increased to 37% of total deposits from 34% at 9/30/2020  $461 million reduction in time deposits, or 10% Q-o-Q, continues favorable mix shift to lower-cost deposits  Cost of deposits decreased for the 5th consecutive quarter, down 16bps Q-o-Q Net Income $28.3MM Diluted EPS $0.23 Record Gross Loans $13.56B Record Total Deposits $14.33B

12 $113.5 $119.3 $109.8 $117.6 $120.8 3.16% 3.31% 2.79% 2.91% 3.02% 4Q19 1Q20 2Q20 3Q20 4Q20 Net Interest Income & NIM Net Interest Income NIM Net Interest Income and Margin 5.04% 5.06% 4.23% 4.20% 4.03% 1.79% 1.41% 0.35% 0.16% 0.15% 4Q19 1Q20 2Q20 3Q20 4Q20 Average Loan Yield & Average 1M LIBOR Rate Avg Loan Yield Avg 1M LIBOR Rate  Net interest income increased 3% Q-o-Q primarily due to lower deposit costs, redeployment of excess liquidity and higher average loan balances  4Q20 net interest margin increased 11bps Q-o-Q reflecting  Net interest margin excluding purchase accounting adjustments expanded 15bps Q-o-Q from 3Q20  Net interest margin expected to continue expansion through 1H 2021 as a benefit of decreasing deposit costs $9.1 $9.4 $10.1 $9.9 $9.5 1.49% 1.34% 0.87% 0.64% 0.48% 1.98% 1.76% 1.17% 0.92% 0.71% 4Q19 1Q20 2Q20 3Q20 4Q20 Average Interest Bearing Deposits & Cost of Deposits Average Interest Bearing Deposits Total Cost of Deposits Cost of Interest Bearing Deposits ($ millions) ($ billions)  -9 bps Loan yield reduction  -4 bps Accretion decline  -3 bps Investment yield decline  +11bps Average cash balance decrease  +13 bps Deposit cost decline  +2bps Average deposit balance decline  +1 bps Average FHLB balance decline

13 $4.5 $4.1 $2.6 $2.7 $3.0 $0.8 $0.8 $0.7 $1.0 $0.7 $0.7 $0.4 $1.1 $0.8 $0.6 $1.1 $1.0 $0.8 $0.9 $0.9 $1.9 $1.9 $1.7 $2.9 $1.6 $7.5 $4.1 $5.1 $4.4 $1.7 $4.7 4Q19 1Q20 2Q20 3Q20 4Q20 Noninterest Income Service fees on dep accts International service fees Loan servicing fees, net Wire transfer fees Gain on sale of other loans Gain on sale of securities Other income and fees Noninterest Income  Noninterest income decreased to $11.4 million Q-o-Q largely reflecting a $7.5 million net gain on sale of available-for-sale investment securities in 3Q20 vs. zero in 4Q20  Excluding securities gains in 3Q20, noninterest income increased $1.4 million Q-o-Q  Net gain on sale of mortgage loans decreased to $1.6 million from $2.9 million in 3Q20 reflecting lower volumes of residential mortgage originations and sales  Other income and fees increased to $4.7 million from $1.7 million in 3Q20 reflecting higher swap fee income and a positive fair value adjustment in derivatives $17.5 $11.4 $13.0 $13.3 $11.2 ($ millions)

Noninterest Expense and Efficiency

($ millions)

Breakdown of Noninterest Expense & FTE



$70.4
$72.1
$67.0
$73.4
$71.1
$5.6
$1.6
$0.8
$5.9
$2.4
$2.5
$11.8
$39.8
1,441
$6.3
$2.5
$1.6
$3.3
$2.6
$1.7
$11.7
$42.5
1,458
$7.0
$2.7
$1.7
$1.5
$2.3
$1.3
$11.7
$38.9
1,474
$7.3
$3.6
$3.6
$1.2
$1.5
$2.2
$1.6
$11.8
$40.7
1,416
$7.6
$2.4
$1.2
$1.8
$2.2
$1.7
$11.3
$40.9
1,408
4Q19
1Q20
2Q20
3Q20
4Q20
Other
FHLB Prepayment Fee
FDIC assessment
Data processing & communications
Occupancy & equipment
FTE
Branch restructuring costs
Credit related & OREO
Professional fees
Adv/Marketing
Compensation

Efficiency Ratio & Noninterest Expense to Average Assets



55.68%
54.42%
55.37%
54.31%
53.77%
1.85%
1.87%
1.60%
1.73%
1.69%
4Q19
1Q20
2Q20
3Q20
4Q20
Efficiency Ratio
Noninterest Expense/Avg Assets

NIE/AA = Noninterest expense as a percentage of average assets

- Noninterest expense decreased 3% to $71.1 million from $73.4 million in 3Q20
  - 4Q20 noninterest expense included non-core $2.4 million branch restructuring cost
  - 3Q20 noninterest expense included non-core FHLB prepayment fee of $3.6 million
  - Excluding these two non-core items, noninterest expense decreased $1.1 million Q-o-Q
- Cost management initiatives led to 54bps improvement in efficiency ratio and noninterest expense to average assets improved to 1.69% from 1.73% in 3Q20

Hope Bancorp

14

15 Loan Growth Trends

16 $513 $348 $216 $244 $340 $266 $234 $61 $433 $439 $69 $42 $74 $105 $65 4.37% 3.98% 3.39%1 2.88% 3.27% 4Q19 1Q20 2Q20 3Q20 4Q20 New Loan Originations Funded CRE PPP C&I Consumer Average Rate Loan Production & Portfolio Trends  New loan originations funded of $844 million resulted in 3.4% growth in loans receivable Q-o-Q, or 13.5% annualized  New loan originations included $107 million funded for new warehouse mortgage lines  Aggregate payoffs and paydowns totaled $619 million vs. $420 million in Q3 2020  Well diversified mix of loan originations  40% CRE / 52% C&I / 8% Consumer  Traditional SBA loan originations of $25.5 million, including $17.3 million in 7(a) production  Residential mortgage originations of $62.5 million vs. $102.3 million in Q3 2020  Strong C&I originations throughout 2020 resulted in more diversified loan portfolio  CRE loans decreased to 65% of total portfolio from 71% at 12/31/19  C&I loans increased to 30% of total portfolio from 22% at 12/31/19  Consumer loans decreased to 5% of total loans from 7% at 12/31/1967% 28% 5% 65% 30% 5% 12/31/20209/30/2020 Loan Portfolio Composition ($ millions) $782.4 $844.2$847.6 $832.0 $624.5 71% 22% 7% 12/31/2019 1 Including fees on PPP loans, average rate on new loan originations funded for 2Q20 was 2.01% $480

17 Loan Portfolio by Region Southern CA 54% Northern CA 6% Eastern Region 16% Illinois 3% Washington 3% Texas 4% Other States 14% Diverse national footprint spreads credit risk and provides greater growth opportunities • 1980: Founders of root banks included Los Angeles-based Korean-American investors Southern California • 1997: Expanded de novo into Northern California; Acquired Asiana Bank in 2003 Northern California • 1998: Expanded into New York/New Jersey through multiple acquisitions Eastern Region • 2004: Expanded into Chicago through branch acquisition; Acquired Foster Bank in 2013 Midwest • 2005: Expanded de novo into Seattle; Acquired Pacific International Bank in 2013 Pacific Northwest • 2016: Expanded into Texas, Georgia and Alabama through merger with Wilshire Bancorp Southwest and Southeast $13.56 Billion (as of 12/31/2020) Note: Region based on collateral location

18 Loan Portfolio Composition $13.56 Billion Total Portfolio (as of 12/31/2020) CRE Outstanding $8,772.1M Average Size $1,641M Average Yield 4.16% C&I Outstanding $4,157.8M Average Size $505M Average Yield 2.70% Consumer Outstanding $633.3M Average Size $681M Average Yield 3.60% Owner- Occupied CRE 21% Nonowner- Occupied CRE 44% C & I 31% Consumer 4%

19 Portfolio Diversification as of 12/31/2020 CRE Portfolio $8.77 Billion Retail - Multi 20% Hotel & Motel 19% Industrial & Warehouse 12% Gas Station & Car Wash 10% Mixed Use 9% Office 7% All Others 23% C&I Portfolio $4.16 Billion Note: All Others includes property types representing less than 7% of total CRE portfolio, including: 5+ Residential, Church, Golf Course, Retail-Single, and Other smaller segments. Warehouse Line 24% Wholesale Trade 14% Manufacturing 11% Restaurant 7% Information 4% Health Care and Social Assistance 4% Gasoline Stations 4% Supermarkets 4% All Others 28% Note: All Others includes business types representing less than 4% of total C&I portfolio, including: Hotel/Motel, Laundries & Drycleaners, Liquor Store, RE and Leasing, Retail, Services, Transportation and Other smaller segments.

20 Libor Based 49% @2.38% 1 Prime Based 51% @4.07% 1 Variable Rate Loan Base Index Loan Portfolio Rate Mix as of 12/31/2020 1 The weighted average rate as presented excludes loan discount accretion and interest rates on nonaccrual loans 62% 55% 73% 29% 50% 38% 45% 27% 71% 50% 4.37% 3.98% 2.01% 1 2.88% 3.27% 4Q19 1Q20 2Q20 3Q20 4Q20 New Loan Fixed/Variable and Average Rate Fixed Variable Avg Rate Variable 42% @3.24% 2 Fixed 29% @3.75% 2,3 Hybrid 1 29% @4.42% 2 Fixed / Variable Breakdown 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable interest rates (fixed as of 12/31/2020) 2 The weighted average rate as presented excludes loan discount accretion and interest rates on nonaccrual loans 3 Excluding SBA PPP loans, average yield for fixed rate loans is 4.10% $740 $893 $605 $665 $515 $525 $485 $766 $897 $795 $719 $238 $1,225 $1,659 $1,502 $1,460 $1,234 $763 2021 2022 2023 2024 2025 > 2025 Maturity and Repricing Schedule Fixed Maturity Hybrid Repricing($ millions) 1 Average rate on new loans excluding SBA PPP originations is 3.39%.

21 Asset Quality Trends

22 $1.0 $28.0 $17.5 $22.0 $27.5 0.02% 0.11% 0.02% 0.12% 0.02% 4Q19 1Q20 2Q20 3Q20 4Q20 Provision for Credit Losses & Net Charge Offs Provision Expense Net Charge Offs (Recoveries) (annualized) ($ millions) Asset Quality  Nonperforming loans increased $17 million Q-o-Q, reflecting migration of 2 construction loans experiencing weakened conditions due in part to the pandemic  Criticized and classified loans increased $80 million Q-o- Q largely reflecting proactive identification of deteriorating financials of previously modified loans, as well as a $20 million relationship which the bank is exiting due to non-financial reasons  Credit losses continued to be minimal, with net charge offs of $608,000, or 2bps of average loans on an annualized basis $98.0 $116.8 $126.6 $106.2 $123.2$24.1 $23.0 $21.0 $18.4 $20.1 0.78% 0.87% 0.86% 0.74% 0.84% 4Q19 1Q20 2Q20 3Q20 4Q20 Nonperforming Assets NPLs OREO NPAs/Total Assets $141.5 $122.3 $127.1 $153.4 $184.9 $259.3 $278.8 $299.4 $318.5 $366.6 3.26% 3.19% 3.31% 3.60% 4.06% 4Q19 1Q20 2Q20 3Q20 4Q20 Criticized Loans Classified Special Mention Total Criticized Loans as a % of Gross Loans ($ millions) ($ millions) $147.6 $124.6 $143.3 $122.1 $139.9 $426.5 $471.9 $551.5 $400.7 $401.1

23 Allocation of Allowance by Loan Type ($ thousands) Allowance of Loan & Lease Losses (ALLL) Allocation for Credit Losses for Current Expected Credit Loss (CECL) Quarter-over- Quarter Change 4Q20 from 3Q20 Dec 31, 2019 Sep 30, 2020 Dec 31, 2020 Loan Type Amount Coverage Ratio Amount Coverage Ratio Amount Coverage Ratio Amount Coverage Ratio Commercial Real Estate $ 53,593 0.62% $ 129,624 1.51% $ 162,196 1.85% $ 32,573 0.34% Residential $ 204 0.39% $ 208 0.38% $ 391 0.71% $ 183 0.33% Commercial $ 51,712 0.62% $ 127,483 1.55% $ 159,528 1.89% $ 32,045 0.34% Hotel/Motel $ 8,315 0.49% $ 44,619 3.01% $ 62,419 3.86% $ 17,800 0.85% Retail CRE $ 17,955 0.81% $ 26,153 1.17% $ 34,256 1.50% $ 8,103 0.33% Construction $ 1,677 0.57% $ 1,933 0.62% $ 2,278 0.78% $ 345 0.16% Commercial & Industry $ 33,032 1.21% $ 44,209 1.40% $ 39,155 0.94% $ -5,054 -0.46% Residential Mortgage $ 5,925 0.71% $ 4,699 0.71% $ 4,227 0.73% $ -422 0.02% Consumer $ 1,594 2.89% $ 1,317 2.92% $ 1,163 2.27% $ -154 -0.65% Total Allowance $ 94,144 $ 179,849 $ 206,741 Coverage Ratio to Loans Receivable 0.77% 1.37% 1.52% Including Accretion Discount 1.14% 1.58% 1.70% Including Accretion Discount & Excluding PPP 1.63% 1.76%

Active COVID-19 Loan Modifications & Expirations

- **Active modifications outstanding as of 1/31/2021** totaled $1.26 billion, or **9.3%** of total loan portfolio
- Based on modifications expiration schedule, active modifications outstanding expected to decrease substantially to approximately 2-3% of total loans as of 6/30/2021 assuming no new modifications

($ millions) *(As of January 31, 2021)*	Total Loans	Active Mods Outstanding	% of Respective Loan Portfolio	% of All Mod Loans
Real Estate	**$ 8,775**	**$ 1,232**	**14.0%**	**97.7%**
Retail	*$ 2,305*	*$ 268*	*11.6%*	*21.2%*
Hotel/Motel	*$ 1,631*	*$ 703*	*43.1%*	*55.7%*
Mixed Use	*$ 756*	*$ 77*	*10.2%*	*6.1%*
Industrial & Warehouse	*$ 1,089*	*$ 26*	*2.4%*	*2.1%*
Other Real Estate	*$ 2,994*	*$ 158*	*5.3%*	*12.5%*
C&I	**$ 3,696**	**$ 29**	**0.8%**	**2.3%**
Consumer *(predominantly residential mortgage)*	**$ 597**	**$ 1**	**0.1%**	**0.0%**
Total	**$ 13,068**	**$ 1,262**	**9.7%**	**100.0%**

Date	Amount of Active Mods Scheduled to Expire *($ millions)*	Mods Expiring as % of Active Mods at 1/31/2021	Active Mods Outstanding as % of Total Loans at 1/31/2021*
Feb-21	$59	4.7%	9.2%
Mar-21	$364	28.8%	6.4%
Apr-21	$178	14.1%	5.1%
May-21	$228	18.1%	3.3%
Jun-21	$155	12.3%	2.1%
Jul-21	$64	5.1%	1.6%
Aug-21	$30	2.4%	1.4%
Sep-21	$87	6.9%	0.7%
Oct-21	$10	0.8%	0.7%
Nov-21	$47	3.7%	0.3%
Dec-21	$28	2.3%	0.1%

* Percentages in this column depict the decline in active modifications outstanding at month end as a percentage of total loans at January 31, 2021, assuming no new modifications.

Hope Bancorp

24

25 Hotel/Motel CRE Property Characteristics • Majority of Hotel/Motel properties are limited-service facilities • Less impacted by lockdowns than full-service hotel properties • 73% of Hotel/Motel portfolio represented by flagged properties • 95%+ of Hotel/Motel exposure located in major MSAs or regions where the Bank has presence and knowledge of the market • Vast majority of the portfolio supported by personal guarantees • 43%, or $703 million, of hotel/motel portfolio in active modification under CARES Act in Phase II as of 01/31/21, which represents a decrease from 61% in Phase I COVID-19 Impacted Portfolios - Hotel/Motel CRE - $2.4 million 52.1% 1.96 Average Loan Size Weighted Average LTV Weighted Average DCR 9M Hybrid, 28.7% 9M Int Only, 17.1% 9M Pmt Def, 9.8% 12M Hybrid, 8.8% 6M Pmt Def, 8.2% 12M Int Only, 8.2% 6M Int Only, 6.3% 12M Pmt Def, 4.7% 6M Hybrid, 2.8% Other, 5.5% California, 57.2% PNW, 17.5% Texas, 7.9% Arizona, 10.8% New York, 3.2% Other, 3.3% Hotel/Motel CRE Modification Type Geographic Location of Modified Hotel/Motel CRE 3.86%ACL Coverage Ratio Note: “Hybrid” represents modifications that include deferments for a period of time followed by a period of interest only payments. (Active Modifications as of 01/31/21) (Active Modifications as of 01/31/21) Total hotel/motel portfolio as of 12/31/20

26 Retail CRE Property Characteristics • Retail portfolio largely represents “strip mall” type of properties (not shopping malls) • Majority of tenants comprised of service-oriented businesses – traditionally less impacted by e-commerce • Local supermarkets are representative anchor tenants of larger strip mall properties • 95%+ of retail CRE exposure located in major MSAs or regions where the Bank has presence and knowledge of the market • 12%, or $268 million, of retail CRE portfolio in active modification under CARES Act in Phase II as of 01/31/21, which represents a significant decrease from 36% in Phase I COVID-19 Impacted Portfolios - Retail CRE - $1.55 million 50.1% 1.75 Average Loan Size Weighted Average LTV Weighted Average DCR 9M Int Only, 42.0% 9M Pmt Def, 24.6% 6M Int Only, 6.3% 9M Hybrid, 5.5% 6M Pmt Def, 5.4% 12M Hybrid, 4.0% 12M Int Only, 1.8% Other, 10.5% California, 70.8% NY/NJ, 22.8% Other, 6.4% Retail CRE Modification Type Geographic Location of Modified Retail CRE 1.50%ACL Coverage Ratio Note: “Hybrid” represents modifications that include deferments for a period of time followed by a period of interest only payments. (Active Modifications as of 01/31/21) (Active Modifications as of 01/31/21) Total retail CRE portfolio as of 12/31/20

27 Favorable Deposit Trends

Deposit Trends

Deposit Composition



Q-o-Q growth annualized
($ billions)
$12.53
$12.84
$14.12
$14.01
$14.33
+10%
+40%
-3%
+9%
$5.2
$0.3
$4.0
$3.1
$4.7
$0.3
$4.9
$3.0
$5.0
$0.3
$4.8
$4.0
$4.4
$0.3
$4.8
$4.5
$4.0
$0.3
$5.2
$4.8
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
DDA
MMA/NOW
Savings
Time

- Noninterest bearing demand deposits increased 7% Q-o-Q and increased to 34% of total deposits from 32% as of 9/30/20
- MMA & NOW accounts increased 10% Q-o-Q and increased to 37% of total deposits from 34% as of 9/30/20
- Time deposits decreased 10% Q-o-Q and declined to 28% of total deposits from 32% as of 9/30/20
- Total cost of deposits decreased 16bps from 3Q20 and total cost of interest bearing deposits decreased 21bps from 3Q20
- Net Loan-to-Deposit ratio at 12/31/2020 was 93.18% vs. 92.38% as of 9/30/2020

Deposit Cost Trend



1.54%
1.49%
1.44%
1.43%
1.42%
1.18%
0.95%
0.87%
0.79%
0.73%
0.64%
0.56%
0.51%
0.48%
0.44%
1.49%
4Q19
1.34%
1Q20
0.87%
2Q20
0.64%
3Q20
0.48%
4Q20
Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20
Quarterly Cost of Deposits
Monthly Cost of Deposits

CD Originations & Maturity Schedule

($ millions)		Amount	Average Blended Rate
CD Originations and Renewals	Oct 2020	$470	0.34%
	Nov 2020	$451	0.34%
	Dec 2020	$341	0.29%
	4Q 2020	$1,262	0.33%
CD Maturity Schedule	Q1 2021	$1,612	1.07%
	Q2 2021	$1,095	0.80%
	Q3 2021	$624	0.63%
	Q4 2021	$554	0.36%

DDA = Noninterest bearing demand deposits
MMA/NOW = Money market and NOW deposits
NOW = Negotiable Order of Withdrawal

Hope Bancorp

28

29 Strong Franchise Value

30 51% Total Assets Bank of Hope Hanmi Bank Pacific City Bank Metro City Bank Commonwealth Business Bank Open Bank First IC Bank US Metro Bank PromiseOneBank NewBank New Millennium Bank UniBank Noah Bank Ohana Pacific Bank 51% Total Loans 50% Total Deposits The Representative Bank of the Korean-American Community $33.80 Billion As of 12/31/2020 $28.49 Billion As of 12/31/2020 $26.71 Billion As of 12/31/2020 Source: Regulatory Financial Highlights/S&P Global Market Intelligence

31 Commitment to Shareholder Returns $0.05 $0.05 $0.05 $0.075 $0.075 $0.075 $0.075 $0.10 $0.10 $0.10 $0.10 $0.11 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.13 $0.13 $0.13 $0.13 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Strong Dividend  Aggregate $150 million, or approximately 9 million shares, repurchased in 2018, reducing shares outstanding by 6.6%  Additional $50 million stock repurchase plan launched Q3 2019 and completed in 1Q 2020, aggregating 3,659,128 shares repurchased Stock Buybacks  Current Yield: 4.75%  LTM Payout Ratio: 62.22%

32 Strong Capital & Liquidity Positions 5.00% 12/31/2020 ($ Thousands) Available Borrowing Capacity FHLB Remaining Capacity $ 3,918,238 FRB Discount Window $ 616,001 Unsecured lines with other banks $ 306,180 Total Borrowing Capacity $ 4,840,419 Brokered Deposit Availability (internal policy limit 15% of Total Assets) $ 1,430,092 Investment Repo Line (unpledged securities 95%) $ 1,814,061 Sufficient Liquidity Sources 10.00% 5.00% 6.50% 8.00% 13.19% 10.02% 11.36% 12.09% 12.87% 10.22% 10.94% 11.64% Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Robust Capital Position Min. Guideline Well Capitalized Institution 9/30/2020 12/31/2020  Growing equity with Book Value per share of $16.66 vs. $16.55 for 3Q20 and Tangible Common Equity per share of $12.81 vs. $12.70 for 3Q20  Returning Capital to shareholders with quarterly common stock dividend maintained at $0.14 per share

Unique Growth Opportunities

South Korean Foreign Direct Investment in the U.S.


($ millions)
$37,837
$41,129
$53,233
$55,843
$61,135
2015
2016
2017
2018
2019

Source: U.S. Department of Commerce | SelectUSA, Update August 2020

Top 6 Industry Sectors

(By number of announced South Korean FDI projects in the U.S.)

#1	Auto Components	#4	Software & IT Services
#2	Industrial Equipment	#5	Electronic Components
#3	Consumer Electronics	#6	Renewable Energy

South Korean Companies Among Top Foreign Investors in the U.S.

- Hyundai Motor and Kia Motors announced Jan 2017 plans to spend $3.1 billion in U.S. in the next 5 years
  - 250-plus Korean-national companies in Hyundai and Kia supply chains with operations in Georgia and Alabama
  - 28 Tier-1 Hyundai/KIA suppliers with $1MM-$2MM in DDA
- Lotte Chemical investing $3.1 billion in petrochemical facility in Louisiana
- Hankook Tire building new $800 million factory in Tennessee
- LG Electronics
  - $250 million investment to build U.S. Home Appliance Factory in Tennessee
  - $300 million LG North American Headquarters in Englewood Cliffs, NJ
- Samsung considering $17 billion chip plant in Austin, TX

Bank of Hope is uniquely positioned to provide banking services to a growing number of South Korean companies operating in the U.S.

Hope Bancorp

33

34 2020 Achievements Stronger, More Diversified, Relationship Bank Enhanced Deposit Franchise Expense Management Profitable Organic Loan Growth Strong Capital Management CECL Implementation & Reserve Build

35 Near-Term Outlook  Mid- to high-single digit loan growth projected for 2021 driven by growth in non-CRE loans  Substantial declines in active modifications to approximately 2-3% of total loans by 6/30/2021  Lower level of provisioning in 2021 with potential reserve releases beginning in 2H 2021, assuming U.S. economy continues its track of recovery, asset quality remains stable with no significant surprises and modifications substantially decrease as expected  Higher trending gain on sale income from growth in residential mortgage origination volumes  Continuation of cost management in line with current business environment  Net interest margin expansion at least through 1H 2021 due to decreasing deposit costs  Enhanced profitability due to meaningful declines in COVID-19 modifications and lower provisioning in 2021  Sound management of credit, capital, liquidity and reserves

36 Investment Opportunity  Definitive leadership position as the representative bank of the Korean-American community and a leading Asian-American bank  National platform and solid presence across all geographic markets with largest populations of Asian Americans  Strong core earnings power and capital  Diversified financial institution with comprehensive offering of products and services for commercial, corporate and consumer clients  Well positioned to continue progressive transition to less CRE-focused portfolio  Only Korean-American bank with presence in Korea  Proven history of driving consolidation in the Korean-American banking industry The Only Super Regional Korean-American Bank in the Nation

37 Appendix

Appendix –
Q4 2020 Financial Summary

($ thousands)		Q4 2020		Q3 2020		Q4 2019
Net income	**$**	**28,319**	$	30,490	$	43,009
Diluted earnings per share	**$**	**0.23**	$	0.25	$	0.34
Net interest income before provision for credit losses	**$**	**120,756**	$	117,637	$	113,508
Net interest margin		**3.02%**		2.91%		3.16%
Noninterest income	**$**	**11,415**	$	17,513	$	12,979
Noninterest expense	**$**	**71,063**	$	73,406	$	70,429
Net loans receivable	**$**	**13,356,472**	$	12,940,376	$	12,181,863
Deposits	**$**	**14,333,912**	$	14,008,356	$	12,427,364
Total cost of deposits		**0.48%**		0.64%		1.49%
Nonaccrual loans (1)(2)	**$**	**85,238**	$	69,205	$	54,785
Nonperforming loans to loans receivable (1)(2)		**0.91%**		0.81%		0.80%
ACL to loans receivable (3)		**1.52%**		1.37%		0.77%
ACL to nonaccrual loans (1)(2)(3)		**242.55%**		259.88%		171.84%
ACL to nonperforming assets (1)(2)(3)		**144.24%**		144.36%		77.08%
Provision for credit losses	**$**	**27,500**	$	22,000	$	1,000
Net charge offs	**$**	**608**	$	3,922	$	1738
Return on average assets (ROA)		**0.67%**		0.72%		1.13%
Return on average equity (ROE)		**5.54%**		5.98%		8.47%
Return on average common tangible equity (ROTCE)		**7.21%**		7.80%		11.04%
Noninterest expensed / average assets		**1.69%**		1.73%		1.85%
Efficiency ratio		**53.77%**		54.31		55.68%

(1) *Excludes delinquent SBA loans that are guaranteed and currently in liquidation.*
(2) *Excludes purchased credit-impaired loans for December 31, 2019.*
(3) *Allowance for credit losses for 2020 periods were calculated under the CECL methodology while allowance for loan losses for the prior-year period was calculated under the incurred loss methodology.*

Hope Bancorp

38

39 Appendix – Pre-Tax Acquisition Accounting Adjustments and Merger-Related Expenses ($ thousands) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Accretion of discount on acquired performing loans $1,945 $1,059 $658 $747 $452 Accretion of discount on acquired credit impaired loans 5,958 9,449 3,046 4,584 3,064 Amortization of low income housing tax credits (76) (71) (70) (71) (71) Accretion of discount on acquired subordinated debt (281) (283) (284) (287) (289) Amortization of core deposit intangibles (557) (531) (532) (531) (531) Total acquisition accounting adjustments $6,989 $9,623 $2,818 $4,442 $2,625